UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 8, 2009

Commission file number: 333-156934

SUMOTEXT INCORPORATED
(Name of registrant in its charter)

Nevada	4822	26-0319491
(State or jurisdiction	(Primary Standard	(IRS Employer
of incorporation or	Industrial	Identification No.)
organization)	Classification
Code Number)

2100 Riverdale, Suite 200
Little Rock, Arkansas, 72202
 (Address of principal executive offices)

(800) 480-1248
 (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant

Effective September 8, 2009, the client auditor relationship between SUMOTEXT Incorporated (the "Company") and Malone & Bailey, PC ("Malone") was terminated as Malone was dismissed as the Company’s independent registered accounting firm and replaced by M&K CPAS, PLLC ("M&K").  Effective September 8, 2009, the Company engaged M&K as its principal independent public accountant for the fiscal years ended August 31, 2009 and 2010. The decision to change accountants was recommended, approved and ratified by the Company's Board of Directors effective September 8, 2009.

Malone's report on the financial statements of the Company for the fiscal years ended August 31, 2008 and 2007, did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles other than the inclusion of an explanatory paragraph discussing the Company’s ability to continue as a going concern.

During the fiscal years ended August 31, 2008 and 2007, and any subsequent interim periods through the date the relationship with Malone ceased, there were no disagreements between Malone and the Company on a matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Malone would have caused Malone to make reference to the subject matter of the disagreement in connection with its report on the Company's financial statements.

There have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K during the Company's fiscal years ended August 31, 2008 and 2007, and any subsequent interim periods through the date the relationship with Malone ceased.

The Company has authorized Malone to respond fully to any inquiries of any new auditors hired by the Company relating to their engagement as the Company's independent accountant. The Company has requested that Malone review the disclosure and Malone has been given an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter is filed as an exhibit to this Report.

The Company has not previously consulted with M&K regarding either (i) the application of accounting principles to a specific completed or contemplated transaction; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) a reportable event (as provided in Item 304(a)(1)(v) of Regulation S-K) during the Company's fiscal years ended August 31, 2008 and August 31, 2007, and any later interim period, including the interim period up to and including the date the relationship with Malone ceased (however, certain of the current partners of M&K were employed by Malone during the Company's engagement of Malone). M&K has reviewed the disclosure required by Item 304 (a) before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304 (a). M&K did not furnish a letter to the Commission.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

16.1*	Letter from Malone & Bailey, PC

* Attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMOTEXT INCORPORATED

By: /s/ Timothy Miller
Name: Timothy Miller
Title: Chief Executive Officer

Date:  September 9, 2009